Securian Funds Trust

(the “Trust”)

SFT T. Rowe Price Value Fund

Supplement dated December 19, 2022, to the Prospectus of the Trust, dated August 1, 2022, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated August 1, 2022, as supplemented to date (the “SAI”).

Effective as of December 31, 2022, Mark S. Finn will step down as the portfolio manger of the SFT T. Rowe Price Value Fund (the “Fund”). Effective January 1, 2023 (the “Effective Date”) Ryan S. Hedrick will become the portfolio manager for the Fund and will assume primary responsibility for the day-to-day management of the Fund’s portfolio.

Accordingly, as of the Effective Date the portfolio manager information in the “Summary Information” section of the Prospectus relevant to the Fund, under the heading “SFT T. Rowe Price Fund: Management” on page 65, is supplemented and restated as follows:

Name and Title	Primary Manager Since

Ryan S. Hedrick, CFA	January 1, 2023
Portfolio Manager
T. Rowe Price

Furthermore, as of the Effective Date the portfolio manager information in the “Management of the Funds” section of the Prospectus relevant to the Fund, under the heading “Portfolio Managers” on page 130, is supplemented and restated as follows:

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years

SFT T. Rowe Price Value Fund	Ryan S. Hedrick, CFA Portfolio Manager T. Rowe Price	January 1, 2023	Portfolio Manager since January 1, 2023, previously Associate Portfolio Manager and Equity Research Analyst with T. Rowe Price since 2013

On the Effective Date, all references to Mr. Finn as a portfolio manager of the Fund are removed from the Prospectus and SAI.

Please retain this supplement for future reference.

F102714 12-2022